UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 19, 2004

                             WALTER INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                     001-13711             13-3429953
(State or other jurisdiction of       (Commission            (IRS Employer
incorporation or organization)        File Number)        Identification No.)

 4211 W. Boy Scout Boulevard, Tampa, Florida                        33607
   (Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (813) 871-4811

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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Item 9. Regulation FD Disclosure

The following information is furnished pursuant to Item 9 "Regulation FD Disclosure":

On August 19, 2004 Walter Industries, Inc. issued a press release filed herewith as Exhibit 99 and incorporated herein by reference announcing the resignation of Scott C. Nuttall from the Board of Directors and the appointment of Simon E. Brown to the Board of Directors. Mr. Brown will receive the standard director compensation package and has no other material arrangements with the Company. Mr. Brown will also serve on the Environmental, Health and Safety Committee of the Board of Directors.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WALTER INDUSTRIES, INC.


                                 By:      /s/ Victor P. Patrick
                                 Title:   Victor P. Patrick
                                          Sr. Vice President, General Counsel
                                          and Secretary

Date:  August 20, 2004

Exhibit Index

(99)  Press release, dated: August 19, 2004, issued by Walter Industries, Inc.